UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2018

LIGHTBRIDGE CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-34487	91-1975651
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11710 Plaza America Drive, Suite 2000

Reston, VA 20190

(Address of principal executive offices, including zip code)

(571) 730-1200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 18, 2018, Lightbridge Corporation (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with several purchasers identified in the Purchase Agreement thereto (the “Purchasers”), pursuant to which the Purchasers will purchase 2,666,667 shares of the Company’s newly created Non-Voting Series B Convertible Preferred Stock (the “Preferred Stock”) and associated warrants (the “Warrants”) to purchase 666,664 shares of the Company’s common stock for approximately $4.0 million, or $1.50 per share of Preferred Stock and related Warrant (the “Offering”), subject to the terms and conditions set forth in the Purchase Agreement.

The Warrants have a per share of common stock exercise price of $1.875, which is subject to adjustment in the event of certain stock dividends and distributions, stock splits, recapitalizations, stock combinations, reclassifications or similar events affecting the Company’s common stock. The Warrants are exercisable upon issuance and will expire six months after issuance. The Warrants contain provisions that prohibit exercise if the holder, together with its affiliates, would beneficially own in excess of 4.99% of the number of shares of the Company’s common stock outstanding immediately after giving effect to such exercise. The holder of the Warrants may increase or decrease this percentage not in excess of 19.99% of the number of shares of the Company’s common stock outstanding immediately after giving effect to such exercise by providing at least 61 days’ prior notice to the Company. In the event of certain corporate transactions, the holder of the Warrants will be entitled to receive, upon exercise of the Warrants, the kind and amount of securities, cash or other property that the holders would have received had they exercised warrants immediately prior to such transaction. The Warrants do not contain voting rights or any of the other rights or privileges as a holder of the Company’s common stock.

The Preferred Stock is non-voting and will be convertible at the option of the holders into shares of the Company’s common stock initially on a one-for-one basis. Dividends will accrue on the Preferred Stock at the rate of 7% per year and will be paid in-kind. The Company has the option of forcing the conversion of the Preferred Stock if the trading price for the Company’s common stock is more than $5.4902 before August 2, 2019, or if the trading price is more than $8.2353 at any time. The Company may also redeem the Preferred Stock after August 2, 2019. The Company is being advised by London based investment bank, Innovator Capital Limited.

The closing of the Offering is subject to certain conditions, including the Company’s entry into an Investors Rights Agreement with the Purchaser and the evidence of the filing and acceptance of the Certificate of Designation from the Secretary of State of Nevada. The Company expects to use the proceeds from the Offering for general corporate purposes, including but not limited to research and development.

The issuance of the Preferred Stock, the Warrants and the underlying common stock under the Purchase Agreement is exempt from registration under the Securities Act of 1933, as amended, pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act.

The Investors Rights Agreement will require the Company to register the shares of common stock issuable upon conversion of the Preferred Stock and exercise of the Warrants. The Investors Rights Agreement will also provide the Purchasers with participation rights for future equity offerings until the third anniversary of the closing date, and will provide certain Purchasers with pro rata rights to exercise Warrants that were not exercised by any Purchaser prior to such Warrants’ original expiration date, will impose volume limitations on the Purchaser’s ability to sell common stock following conversion of the Preferred Stock, and will limit the Purchasers’ ability to direct the voting of the common stock issuable upon conversion of the Preferred Stock to 4.99% of the Company’s outstanding common stock.

The foregoing is a summary description of certain terms of the Purchase Agreement and the exhibits thereto and, by its nature, is incomplete. A copy of the Purchase Agreement, including the exhibits thereto, is filed as Exhibits 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. All readers are encouraged to read the entire text of the Purchase Agreement and exhibits thereto.

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, including statements related to the closing under the Purchase Agreement and the use of proceeds therefrom. The words “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. While the Company believes its plans, intentions and expectations reflected in those forward-looking statements are reasonable, these plans, intentions or expectations may not be achieved. The Company’s actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements. For information about the factors that could cause such differences, please refer to the Company’s SEC filings. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The Company assumes no obligation to update any forward-looking statement.

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Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02 in its entirety.

Item 7.01 Regulation FD Disclosure.

On January 18, 2018, the Company issued a press release announcing that it has entered into the Purchase Agreement. A copy of the press release is furnished with this Form 8-K as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

The information in this Item 7.01, including the press release, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by reference to such filing. The references to www.ltbridge.com, http://ir.ltbridge.com/alerts.cfm and http://twitter.com/lightbridgecorp in the press release are inactive textual references only and the information contained at www.ltbridge.com, http://ir.ltbridge.com/alerts.cfm and http://twitter.com/lightbridgecorp are not incorporated by reference into this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Securities Purchase Agreement, dated as of January 18, 2018, between the Company and Purchasers identified therein.

99.1	Press Release of Lightbridge Corporation, dated January 18, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTBRIDGE CORPORATION

Dated: January 18, 2018	By:	/s/ Seth Grae
	Name:	Seth Grae
	Title:	President and Chief Executive Officer

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